ADVISORSHARES HOTEL ETF

Schedule of Investments

September 30, 2024 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 100.4%

Commercial Services – 4.8%
Target Hospitality Corp.(a)	21,889	$170,296

Entertainment – 4.7%
Monarch Casino & Resort, Inc.	2,100	166,467

Internet – 16.1%
Booking Holdings, Inc.	42	176,909
Expedia Group, Inc.(a)	1,117	165,339
Trip.com Group Ltd. (China)(a)(b)	3,896	231,539
Total Internet		573,787

Leisure Time – 14.8%
Carnival Corp.(a)	7,000	129,360
Norwegian Cruise Line Holdings Ltd.(a)	10,000	205,100
Royal Caribbean Cruises Ltd.	1,100	195,096
Total Leisure Time		529,556

Lodging – 26.4%
Boyd Gaming Corp.	2,553	165,051
Hilton Worldwide Holdings, Inc.	459	105,799
Hyatt Hotels Corp., Class A	559	85,080
InterContinental Hotels Group PLC (United Kingdom)(b)(c)	1,383	152,808
Marriott International, Inc., Class A	586	145,680
MGM Resorts International(a)	3,009	117,622
Wyndham Hotels & Resorts, Inc.	2,157	168,548
Total Lodging		940,588

REITS – 33.6%
Apple Hospitality REIT, Inc.	10,447	155,138
Gaming and Leisure Properties, Inc.	2,074	106,707
Host Hotels & Resorts, Inc.	8,234	144,918
Park Hotels & Resorts, Inc.	11,019	155,368
Ryman Hospitality Properties, Inc.	1,399	150,029
Summit Hotel Properties, Inc.	23,900	163,954
VICI Properties, Inc.	4,794	159,688
Xenia Hotels & Resorts, Inc.	11,080	163,652
Total REITS		1,199,454

Total Common Stocks (Cost $3,097,829)		3,580,148

MONEY MARKET FUNDS – 3.8%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.89%(d)	29,841	29,841
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.88%(d)(e)	103,905	103,905
Total Money Market Funds (Cost $133,746)		133,746

Total Investments – 104.2% (Cost $3,231,575)		3,713,894
Liabilities in Excess of Other Assets – (4.2%)		(149,258)
Net Assets – 100.0%		$3,564,636

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $99,441; the aggregate market value of the collateral held by the fund is $103,905.
(d)	Rate shown reflects the 7-day yield as of September 30, 2024.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES HOTEL ETF

Schedule of Investments (continued)

September 30, 2024 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2024, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$3,580,148	$–	$–	$3,580,148
Money Market Funds	133,746	–	–	133,746
Total	$3,713,894	$–	$–	$3,713,894

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Commercial Services	4.8%
Entertainment	4.7
Internet	16.1
Leisure Time	14.8
Lodging	26.4
REITS	33.6
Money Market Funds	3.8
Total Investments	104.2
Liabilities in Excess of Other Assets	(4.2)
Net Assets	100.0%